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TABLE OF CONTENTS

COMPANY	
COMPANY INFORMATION & LEADERSHIP	02
PORTFOLIO	
PORTFOLIO OVERVIEW	03
PORTFOLIO SUMMARY	04
OPERATING PARTNERS	05
EBITDARM LEASE COVERAGE	06
PURCHASE OPTIONS & LEASE MATURITIES	07
INVESTMENTS	
INVESTMENT RATIONALE	08
RECENT INVESTMENTS	09
CAPITALIZATION	
CAPITALIZATION OVERVIEW	10
CAPITAL STRUCTURE	11
FINANCIAL	
FINANCIAL PROFILE	12
PERFORMANCE	13
BALANCE SHEETS	14
STATEMENTS OF INCOME	15
FFO, AFFO & FAD	16
RECONCILIATIONS	17
GLOSSARY	
GLOSSARY	18

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants and the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2019. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended March 31, 2020.

COVER: We are deeply grateful to all the front-line heroes taking care of our country's senior population every day.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

LEADERSHIP



Eric Mendelsohn
President & CEO



Kristin S. Gaines
Chief Credit Officer



Kevin Pascoe
Chief Investment Officer



John Spaid
Chief Financial Officer



David Travis
Chief Accounting Officer



Michelle Kelly
SVP, Investments



Dana Hambly
Director, Investor Relations

ANALYST COVERAGE

Connor Siversky, Berenberg
Daniel Bernstein, Capital One Securities, Inc.
John Kim, BMO Capital Markets
Jordan Sadler, KeyBanc Capital Markets
Michael Lewis, Suntrust
Omotayo Okusanya, Mizuho Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Todd Stender, Wells Fargo

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW

HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth
- Strong growing dividend



AS OF MAY 11, 2020

161	SENIOR HOUSING
76	SKILLED NURSING
3	HOSPITAL
2	MEDICAL OFFICE

242 PROPERTIES · 37 OPERATING PARTNERS · 34 STATES



PARTNERS[1]
12% NHC
8% ENSIGN
1% QUORUM
1% ACADIA
1% OTHER PUBLIC
11% HOLIDAY
6% LCS
17% BICKFORD
16% SLC
4% DISCOVERY
3% HSM
3% CHANCELLOR
3% SLM
11% OTHER REGIONAL
3% SMALL

Regional 57% Small 3%
Public 23% National Private Chain 17%



ASSETS[1]
26% SKILLED
3% HOSPITAL & MOB
13% INDEPENDENT LIVING
22% ENTRANCE FEE
27% ASSISTED LIVING
7% SENIOR LIVING CAMPUS
2%[2] OTHER INCOME

Sr. Hsng. Need-Driven 34% Medical 29%
Sr. Hsng. Discretionary 35%

[1] *Based on annualized cash revenue of $306,029,000 in place at March 31, 2020.*
[2] *Other income consists primarily of revenue from non-mortgage notes receivable.*

PORTFOLIO SUMMARY

as of March 31, 2020 (dollars in thousands)

	Properties	Units/ Sq. Ft*	YTD GAAP Revenue	YTD Straight Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	91	5,000	$ 20,683	$ 1,844	$ 18,839	$ 57,779	$ 76,618
Senior Living Campus	14	1,976	6,094	675	5,419	16,256	21,675
Total Senior Housing - Need Driven	105	6,976	26,777	2,519	24,258	74,035	98,293
Senior Housing - Discretionary							
Independent Living	32	3,703	11,772	1,824	9,948	29,849	39,797
Entrance-Fee Communities	11	2,707	14,432	1,005	13,427	43,315	56,742
Total Senior Housing - Discretionary	43	6,410	26,204	2,829	23,375	73,164	96,539
Total Senior Housing	148	13,386	52,981	5,348	47,633	147,199	194,832
Medical Facilities							
Skilled Nursing	72	9,433	19,911	264	19,647	58,939	78,586
Hospitals	3	207	1,643	(402)	2,045	6,174	8,219
Medical Office Buildings	2	88,517*	167	1	166	497	663
Total Medical Facilities	77	9,640	21,721	(137)	21,858	65,610	87,468
Current Year Disposals			272	(34)	306	(306)	—
Total Leases	225	23,026	74,974	5,177	69,797	212,503	282,300
Escrow funds received from tenants			1,553		1,553	(1,553)	—
Total Rental Income			76,527		71,350	210,950	282,300
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	9	483	1,396		1,396	4,346	5,742
Senior Housing - Discretionary	2	714	3,174		3,174	9,524	12,698
Skilled Nursing	4	270	160		160	480	640
Other Notes Receivable	—		1,162		1,162	3,487	4,649
Total Mortgage and Other Notes	15	1,467	5,892		5,892	17,837	23,729
Current Year Note Payoffs			625		625	(625)	—
Investment and Other Income			32		32	(32)	—
Total Revenue			$ 83,076	$ 5,177	$ 77,899	$ 228,130	$ 306,029

OPERATING PARTNERS

Partner	Description	Ownership	Market Focus	% of Revenue[1]
Bickford	Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SHO	17%
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	SHO	16%
NHC National HealthCare Corporation	Founded in 1971, National HealthCare Corporation (NYSE: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 9,000 skilled nursing beds across 10 states, with properties located in the Southeastern, Northeastern, and Midwestern parts of the United States.	Public	SNF/SHO	12%
Holiday Retirement	Holiday Retirement is one of the largest providers of independent living communities in the U.S. Founded in 1971, they are a privately held company and currently operate more than 260 facilities.	Private	SHO	11%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	8%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SHO	6%
Discovery Senior Living	For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SHO	4%
CHC Chancellor Health Care, LLC	Chancellor Health Care is based in Windsor, California and formed in 1992. Chancellor operates on the full continuum of care and has more than 15 properties across 6 states, which include California, Colorado, Illinois, Maryland, Oregon, and Texas and serves over 750 seniors.	Private	SHO	3%
HSM	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	3%
SLM Senior Living Management Corporation	Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SHO	3%

[1]*Based on annualized cash revenue of $306,029,000 for contracts in place at March 31, 2020.*

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

Property Type	SHO	SNF	HOSP	MOB	TOTAL
Properties	130	74	3	2	209
Q4'18	1.19x	2.63x	1.69x	4.76x	1.65x
Q4'19	1.15x	2.76x	2.01x	5.95x	1.68x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	92	46	38	3	79	37
Q4'18	1.14x	1.17x	1.24x	2.22x	2.56x	1.68x
Q4'19	1.14x	1.16x	1.17x	1.65x	2.72x	1.96x

Customers	NHC	SLC	Bickford[1]	Holiday
Properties	42	9	46	26
Q4'18	3.72x	1.18x	1.12x	1.16x
Q4'19	3.71x	1.07x	1.12x	1.22x

NHI SAME-STORE PORTFOLIO[2]

Property Type	SHO	SNF	HOSP	MOB	TOTAL
Properties	118	74	2	2	196
Q4'18	1.21x	2.63x	1.26x	4.76x	1.66x
Q4'19	1.17x	2.76x	1.54x	5.95x	1.70x

Property Class	Need Driven	Need Driven excl. Bickford	Discretionary	Discretionary excl. SLC & Holiday	Medical	Medical excl. NHC
Properties	81	40	37	2	78	36
Q4'18	1.18x	1.19x	1.24x	2.36x	2.56x	1.62x
Q4'19	1.16x	1.16x	1.18x	1.82x	2.71x	1.90x

Customers	NHC	SLC	Bickford[1]	Holiday
Properties	42	9	41	26
Q4'18	3.72x	1.18x	1.17x	1.16x
Q4'19	3.71x	1.07x	1.17x	1.22x

All tables are based on the trailing 12 months and exclude transitioned properties under cash-flow based leases, loans, mortgages, development and lease up properties in operation less than 24 months, and assets held for sale. Coverage includes pro forma cash rent for stabilized acquisitions in the portfolio less than 24 months.

1 *Bickford had one development roll into EBITDARM calculation for 4Q data.*

2 *Excludes properties that have transitioned operators in past 24 months.*

PURCHASE OPTIONS & LEASE MATURITIES

Tenant Purchase Options (dollars in thousands)

Asset Type	Properties	Lease Expiration	1st Option Open Year	Option Type	Current Cash Rent ($)	% of Total[1]
MOB	1	February 2025	Open	A	308	0.10%
HOSP	1	March 2025	Open	B	1,957	0.64%
HOSP	1	September 2027	2021	D	2,760	0.90%
SHO	2	May 2031	2021	D	5,063	1.65%
HOSP	1	June 2022	2022	A	3,502	1.14%
SNF	7	August 2028	2025	C	3,485	1.14%
SNF	1	September 2028	2028	C	472	0.15%
						5.72%

Option Type:
- A. Greater of fixed base price or fair market value
- B. Fixed base price plus a specified share on any appreciation
- C. Fixed base price
- D. Fixed capitalization rate on lease revenue

[1] *Based on annualized cash revenue of $306,029,000 for contracts in place at March 31, 2020*

Lease Maturities (annualized cash rent; dollars in thousands)

	Properties	SHO ($)	SNF ($)	Other ($)	Total ($)
2020	6	2,294	—	355	2,649
2021	7	3,220	1,276	—	4,496
2022	3	829	—	—	829
2023	15	11,637	3,112	—	14,749
2024	13	11,878	—	—	11,878
2025	3	506	—	2,265	2,771
2026	35	1,381	32,981	—	34,362
2027	5	13,188	—	2,760	15,948
2028	11	6,313	3,958	—	10,271
2029	31	58,139	13,336	—	71,475
Thereafter	94	85,447	23,924	—	109,371

INVESTMENT RATIONALE

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- FOCUSED ON GROWING WITH OUR 37 OPERATING PARTNERS AND SELECT NEW CUSTOMERS
- DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS
- EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION
- LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES
- TARGET 60/40 EQUITY/DEBT FUNDING MIX

Investment History*
(dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$173.2
2013
2014
2015
2016
2017
2018
2019
2020
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Existing Relationship
New Relationship
10-Year Treasury
WACY


NOTES
8%
INVESTMENT STRUCTURE
LEASE
92%

*The average age of properties acquired since 2013-2020 is **15.7 years.** The total portfolio average age is **23.8 years.**

RECENT INVESTMENTS

Recent Lease Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2020								
Autumn Trace*	SHO	Lease	88/2	IN	7.25%	$ 14,250	$ (14,250)	$ —
Q1 2020								
Life Care Services	EFC	JV	401/1	WA	6.75%	134,892 [2]	(134,892)	—
Bickford Senior Living	SHO	Lease	60/1	MI	8.00%	15,100 [3]	(15,100)	—
						$ 164,242	$ (164,242)	$ —
Q4 2019								
41 Management	SHO	Lease	48/1	MN	7.23%	$ 9,340	$ (9,340)	$ —
Q3 2019								
Bickford Senior Living	SHO	Lease	60/1	IL	8.00%	15,100[3]	(15,100)	—
Cappella Living Solutions*	SHO	Lease	51/1	CO	7.25%	7,600	(7,600)	—
Q2 2019								
Discovery Senior Living	SHO	JV	596/6	PA, MD, IN	6.50%	127,917	(127,917)	—
Comfort Care Senior Living	SHO	Lease	133/2	MI	7.75%	24,300	(24,300)	—
Q1 2019								
Holiday Retirement	SHO	Lease	232/1	FL	6.71%	38,000	(38,000)	—
Wingate Healthcare*	SHO/SNF	Lease	267/1	MA	7.50%	52,200	(50,808)	1,392
						$ 274,457	$ (273,065)	$ 1,392

Recent Loan Origination and Other Development Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q1 2020								
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	$ 5,000	$ —	$ 5,000
Bickford Senior Living	SHO	Mortgage	56/2	IN	7.00%	4,000	(4,000)	—
						$ 9,000	$ (4,000)	$ 5,000
Q4 2019								
41 Management	SHO	Second Mortgage	43/1	WI	13.00%	$ 3,870	$ (3,870)	$ —
Q3 2019								
Discovery Senior Living	SHO	Senior Mortgage	74/1	IN	7.00%	6,423	(6,423)	—
Discovery Senior Living	SHO	Working Capital Note	N/A	N/A	6.50%	750	(175)	575
Q2 2019								
Senior Living Communities	EFC	Senior Note	248/1	SC	7.25%	32,700	(32,700)	—
41 Management*	SHO	Construction Loan	53/1	WI	8.50%	10,800	(7,620)	3,180
						$ 54,543	$ (50,788)	$ 3,775
Other Loan and Development Commitments								
Life Care Services	EFC	Senior Note	446/1	AZ	7.25%	$ 118,800	$ (77,340)	$ 41,460
Life Care Services	EFC	Construction Loan	101/1	AZ	8.50%	61,200	(57,353)	3,847
Bickford Senior Living	SHO	Construction Loan	120/2	MI, VA	9.00%	28,700	(25,603)	3,097
Senior Living Communities	SHO	Revolving Credit	N/A	N/A	Variable	12,000	(10,701)	1,299
Ignite Medical Resorts	SNF	Development Lease	144/1	WI	9.50%	25,350	(19,252)	6,098

** Indicates new operating relationship*

[1] Building count excludes renovations.

[2] Acquisition amount excludes $3.5 million contributed by the JV to OpCo.

[3] Acquisition was partially funded with the cancellation of a $14 million construction loan due from Bickford.

CAPITALIZATION OVERVIEW

(dollar and share amounts in thousands)

QUARTER ENDED / AS OF	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Balance Sheet Data					
Gross cost of real estate assets	$ 3,228,132	$ 3,074,846	$ 3,060,283	$ 3,058,720	$ 2,903,317
Total assets	3,167,835	3,042,235	3,019,360	2,997,381	2,806,268
Total liabilities	1,660,842	1,543,983	1,556,367	1,577,695	1,390,284
Total noncontrolling interests	11,435	621	627	641	—
Total stockholder's equity attributable to NHI	1,495,558	1,497,631	1,462,366	1,419,045	1,415,984
Operating Data					
Total revenue	$ 82,179	$ 82,195	$ 81,682	$ 78,096	$ $76,107
Rental revenue - GAAP	76,527	75,404	75,247	72,578	70,953
Straight-line rents	5,177	5,830	5,720	5,307	5,228
Rental revenue - Cash	71,350	69,574	69,527	67,271	65,725
Adjusted EBITDA[1]	76,836	76,952	77,232	73,519	70,733
Interest expense	14,140	14,374	14,661	13,746	13,518
General & administrative expense	4,311	3,611	2,802	2,972	4,014
Funds from operations per diluted common share	1.35	1.39	1.42	1.36	1.31
Normalized FFO per diluted common share	1.36	1.41	1.42	1.36	1.31
Normalized AFFO per diluted common share	1.29	1.30	1.32	1.26	1.22
Regular dividends declared per common share	1.10	1.05	1.05	1.05	1.05
Capitalization					
Common shares outstanding at end of each period	44,650	44,587	43,956	43,357	43,199
Market value of equity at end of each period	$ 2,211,068	$ 3,632,949	$ 3,621,535	$ 3,383,147	$ 3,393,306
Total debt	1,548,904	1,440,465	1,449,360	1,471,787	1,287,205
Secured debt	138,778	139,082	139,384	139,974	140,270
Net debt	1,502,855	1,435,250	1,443,478	1,466,152	1,282,028
Total market capitalization, including net debt	3,713,923	5,068,199	5,065,013	4,849,299	4,675,334
Ratios					
Interest coverage ratio	5.4x	5.4x	5.3x	5.3x	5.2x
Fixed charge coverage ratio	5.8x	5.7x	5.2x	5.4x	5.1x
Net debt to adjusted EBITDA (annualized)	4.7x	4.7x	4.5x	4.8x	4.6x
Net debt as a percentage of market capitalization	40.5%	28.3%	28.5%	30.2%	27.4%
Total Debt / Gross Assets	41.8%	40.5%	41.2%	42.2%	39.3%
Secured Debt / Gross Assets	3.7%	3.9%	4.0%	4.0%	4.3%
Dividend payout ratio for normalized FFO	80.9%	74.5%	73.9%	77.2%	80.2%
Dividend payout ratio for normalized AFFO	85.3%	80.8%	79.5%	83.3%	86.1%
Portfolio Statistics					
Number of properties (includes mortgages)	240	238	236	242	232

Credit Ratings	S&P Global	Fitch Ratings
Senior Unsecured Notes	BBB-	BBB-
Issuer	BBB-	BBB-
Outlook	Stable	Stable

[1] *For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.*

CAPITAL STRUCTURE

Fixed Charge Coverage


10x
8x
6x
4x
2x
0x
5.8x
6.8x
5.6x
5.7x
5.8x
2016
2017
2018
2019
2020


UNSECURED, VARIABLE
22%
UNSECURED, FIXED
69%
DEBT1
9%
SECURED, FIXED

Revolver Liquidity (dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$277.0
$300.0
$250.0
$142.0
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Balance
Available

Net Debt to Adjusted EBITDA


5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.4x
4.2x
4.5x
4.7x
4.7x
2016
2017
2018
2019
2020²

(dollars in thousands)		Amount	Rate[3]	% of Total	Maturity[3]
Secured Debt					
Fixed Rate					
HUD Mortgage Loans	$	43,160	4.04%	2.7%	17 years
Fannie Mae Mortgage Loans		95,618	3.94%	6.1%	5 years
Total Secured Debt		138,778			
Unsecured Debt					
Fixed Rate					
Term Loans		550,000	3.36%[4]	35.3%	2 years
Private Placement		400,000	4.15%	25.7%	5 years
Convertible Senior Notes		60,000	3.25%	3.9%	1 year
Revolving Credit Facility		60,000	2.81%[4]	3.9%	
Variable Rate					
Revolving Credit Facility		348,000	2.19%	22.4%	2 years
Total Unsecured Debt		1,418,000			
Subtotal		1,556,778	3.33%	100.0%	
Note Discounts		(1,421)			
Unamortized Loan Costs		(6,453)			
Total Debt	$	1,548,904			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 17 for reconciliation*
[3] *Weighted average*
[4] *Fixed using derivative rate swaps, which mature in 2020 and 2021*

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- STEADY REVENUE AND CASH FLOW GROWTH
- STRONG RELATIVE LONG-TERM PERFORMANCE
- CONSISTENT DIVIDEND GROWTH AND HEALTHY PAYOUT RATIO

Cash NOI[1] - 9.1% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$204.9
$225.5
$251.5
$271.5
$290.5
2015
2016
2017
2018
2019

Adjusted EBITDA - 8.4% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$216.2
$236.5
$265.0
$280.2
$298.4
2015
2016
2017
2018
2019

NFFO Per Share - 4.2% CAGR


$6
$5
$4
$3
$2
$1
$0
$4.67
$4.87
$5.29
$5.46
$5.50
2015
2016
2017
2018
2019

AFFO Per Share - 5.6% CAGR


$6
$5
$4
$3
$2
$1
$0
$4.10
$4.39
$4.75
$5.04
$5.10
2015
2016
2017
2018
2019

[1] *See page 17 for reconciliation*

PERFORMANCE

Normalized FFO / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
1.9%
(4.3)%
4.1%
(5.2)%
4.2%
(3.8)%
5.5%
(2.2)%
7.5%
(0.2)%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on results through 2019.

Dividends Regular Special


$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Dividends / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
5.1%
0.6%
5.3%
(0.8)%
5.4%
(0.4)%
6.4%
0.3%
6.4%
1.4%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on results through 2019.

Total Return NHI MSCI US REIT Index S&P 500 TR Index


400%
350%
300%
250%
200%
150%
100%
50%
0%
(20.4)%
(8.8)%
16.1%
(9.7)%
(2.1)%
38.5%
7.4%
26.8%
90.2%
114.1%
104.7%
172.1%
3 Year Total Return
5 Year Total Return
7 Year Total Return
10 Year Total Return

General & Administrative Cost as % of Total Revenue


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
4.6%
3.9%
4.4%
4.3%
4.2%
2015
2016
2017
2018
2019

Regular Dividends and Payout Ratio


DIVIDEND PER SHARE
NFFO PAYOUT RATIO
$4.40
$4.20
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
80%
75%
70%
65%
60%
55%
50%
$3.40
$3.60
$3.80
$4.00
$4.20
2015
2016
2017
2018
2019

BALANCE SHEETS

(in thousands, except share and per share amounts)

		March 31, 2020		December 31, 2019
Assets		*(unaudited)*		
Real estate properties				
Land	$	219,575	$	213,617
Buildings and improvements		2,990,554		2,836,673
Construction in progress		18,003		24,556
		3,228,132		3,074,846
Less accumulated depreciation		(534,905)		(514,453)
Real estate properties, net		2,693,227		2,560,393
Mortgage and other notes receivable, net		286,320		340,143
Cash and cash equivalents		46,049		5,215
Straight-line rent receivable		85,629		86,044
Assets held for sale, net		—		18,420
Other assets		56,610		32,020
Total Assets	$	3,167,835	$	3,042,235
Liabilities and Stockholders' Equity				
Debt	$	1,548,904	$	1,440,465
Accounts payable and accrued expenses		34,701		26,313
Dividends payable		49,226		46,817
Lease deposit liabilities		10,638		10,638
Deferred income		17,373		19,750
Total Liabilities		1,660,842		1,543,983
Commitments and Contingencies				
National Health Investors Stockholders' Equity:				
Common stock, $.01 par value; 60,000,000 shares authorized;				
44,650,002 and 44,587,486 shares issued and outstanding		447		446
Capital in excess of par value		1,505,001		1,505,948
Cumulative net income in excess (deficit) of dividends		2,241		(5,331)
Accumulated other comprehensive income		(12,131)		(3,432)
Total National Health Investors Stockholders' Equity		1,495,558		1,497,631
Noncontrolling interests		11,435		621
Total Equity		1,506,993		1,498,252
Total Liabilities and Stockholders' Equity	$	3,167,835	$	3,042,235

STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

Quarter Ended March 31,		2020		2019
Revenues		*(unaudited)*		*(unaudited)*
Rental income	$	76,527	$	70,953
Interest income and other		6,549		5,154
		83,076		76,107
Expenses				
Depreciation		20,443		18,491
Interest		14,140		13,518
Legal		334		270
Franchise, excise and other taxes		243		545
General and administrative		4,311		4,014
Property taxes and insurance on leased properties		1,553		1,090
Loan and realty losses		1,555		2,500
		42,579		40,428
Loss from equity method investment		(442)		—
Gain on sale of real estate		21,007		—
Net income		61,062		35,679
Less: net income attributable to noncontrolling interests		(39)		—
Net income attributable to common stockholders	$	61,023	$	35,679
Weighted average common shares outstanding:				
Basic		44,613,593		42,825,824
Diluted		44,618,139		43,125,032
Earnings per common share:				
Net income attributable to common stockholders - basic	$	1.37	$	0.83
Net income attributable to common stockholders - diluted	$	1.37	$	0.83

FFO, AFFO & FAD

(in thousands, except share and per share amounts)

Quarter Ended March 31,		2020		2019
Net income attributable to common stockholders	$	61,023	$	35,679
Elimination of certain non-cash items in net income:				
Depreciation		20,443		18,491
Depreciation related to noncontrolling interests		(147)		—
Gain on sale of real estate		(21,007)		—
Impairment of real estate		—		2,500
NAREIT FFO attributable to common stockholders		60,312		56,670
Non-cash write-off of straight-line rent receivable		380		—
Normalized FFO attributable to common stockholders		60,692		56,670
Straight-line rent revenue, net		(5,557)		(5,228)
Straight-line lease revenue, net, related to noncontrolling interests		22		—
Amortization of lease incentives		236		168
Amortization of original issue discount		100		193
Amortization of debt issuance costs		643		700
Equity method investment adjustments, net		21		—
Note receivable credit loss expense		1,575		—
Normalized AFFO attributable to common stockholders		57,732		52,503
Equity method investment capital expenditure		(105)		—
Equity method investment non-refundable fees received		73		—
Non-cash share-based compensation		1,845		2,001
Normalized FAD attributable to common stockholders	$	59,545	$	54,504
BASIC				
Weighted average common shares outstanding		44,613,593		42,825,824
NAREIT FFO attributable to common stockholders per share	$	1.35	$	1.32
Normalized FFO attributable to common stockholders per share	$	1.36	$	1.32
Normalized AFFO attributable to common stockholders per share	$	1.29	$	1.23
DILUTED				
Weighted average common shares outstanding		44,618,139		43,125,032
NAREIT FFO attributable to common stockholders per share	$	1.35	$	1.31
Normalized FFO attributable to common stockholders per share	$	1.36	$	1.31
Normalized AFFO attributable to common stockholders per share	$	1.29	$	1.22
PAYOUT RATIOS				
Regular dividends per common share	$	1.10	$	1.05
Normalized FFO payout ratio per diluted common share		80.9%		80.2%
Normalized AFFO payout ratio per diluted common share		85.3%		86.1%

RECONCILIATIONS

(dollars in thousands)

Adjusted EBITDA Reconciliation	THREE MONTHS ENDED MARCH 31, 2020	MARCH 31, 2019
Net Income	$ 61,062	$ 35,679
Interest expense	14,140	13,518
Franchise, excise, and other taxes	243	545
Depreciation	20,443	18,491
Gain on sale of real estate	(21,007)	—
Impairment of real estate	—	2,500
Non-cash write-off of straight-line rent receivable	380	—
Note receivable credit loss expense	1,575	—
Adjusted EBITDA	$ 76,836	$ 70,733
Interest expense at contractual rates	$ 13,003	$ 13,074
Principal Payments	304	296
Fixed Charges	$ 13,307	$ 13,370
Fixed Charge Coverage	5.8x	5.3x
Net Debt to Adjusted EBITDA		
Consolidated Total Debt	$ 1,548,904	
Less cash and cash equivalents	(46,049)	
Consolidated Net Debt	$ 1,502,855	
Adjusted EBITDA	$ 76,836	
Annualizing Adjustment	230,508	
Annualized impact of recent investments	9,118	
	$ 316,462	
Consolidated Net Debt to Adjusted EBITDA	4.7x	

Year Ended March 31,	QTD 2020	QTD 2019	FY 2019	FY 2018	FY 2017
Rental Income	$ 76,527	$ 70,953	$ 294,182	$ 280,813	$ 265,169
Straight-line rent income	(5,177)	(5,228)	(22,084)	(22,787)	(26,090)
Escrow funds received from tenants	(1,553)	(1,090)	(5,798)	—	—
Amortization of lease incentives	236	168	845	387	119
Lease payments received from tenants	$ 70,033	$ 64,803	$ 267,145	$ 258,413	$ 239,198
Interest income and other	6,549	5,154	23,899	13,799	13,490
Amortization of commitment fees and discounts	(319)	(129)	(532)	(700)	(1,205)
Cash NOI	$ 76,263	$ 69,828	$ 290,512	$ 271,512	$ 251,483

GLOSSARY

ANNUALIZED REVENUES

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

ADJUSTED EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

NORMALIZED FFO, AFFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, normalized AFFO & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, normalized AFFO & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

We believe that normalized AFFO is an important supplemental measure of operating performance for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease.

This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our convertible senior notes and debt issuance costs to be amortized as a non-cash adjustment to earnings. Normalized AFFO is useful to our investors as it reflects the growth inherent in our contractual lease payments without the distortion caused by non-cash amortization.

We believe that normalized FAD is an important supplemental measure of operating performance for a REIT, also providing a useful indicator of the ability to distribute dividends to shareholders. Additionally, normalized FAD improves the understanding of our operating results among investors and makes comparisons with: (i) expected results, (ii) results of previous periods and (iii) results among REITs, more meaningful. Because FAD may function as a liquidity measure, we do not present FAD on a per-share basis.

FACILITY TYPES

SHO - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

FIXED CHARGES

The term Fixed Charges refers to interest expense and debt principal.

Peer Average

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc.
Welltower, Inc.
LTC Properties, Inc.
Healthpeak Properties
Sabra Health Care REIT, Inc.

STABILIZED LEASE

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

TOTAL RETURN

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid


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